Exhibit 99.1

January 2026 Innovating for Everyone Clinical - stage biopharmaceutical company focused on next generation therapeutics meeting unmet patient needs.

This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 . These statements are identified by the use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential” and similar expressions that are intended to identify forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc . (“Hoth” or the “Company”) to differ materially from the results expressed or implied by such statements . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth’s reports that it files from time to time with the Securities and Exchange Commission (the “Commission”) and which you should review, including those statements under “Item 1 A – Risk Factors” in Hoth’s Annual Report on Form 10 - K, as amended by its Quarterly Reports on Form 10 - Q and other reports that Hoth files with the Commission . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to : the adverse impact on economies around the world of the ongoing COVID - 19 pandemic ; changes to our anticipated sources of revenues ; competitive conditions ; difficulties in obtaining regulatory approvals for the Company’s product candidates ; changes in economic and political conditions ; the success of our research and development initiates ; and other factors . These forward - looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . If such forward - looking statements prove to be inaccurate, the inaccuracy may be material . You should not regard these statements as representation or warranty by Hoth or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . The Company disclaims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law . : HOTH Safe Harbor Statement

Hoth Therapeutics advances early - stage drug candidates with the potential to improve patient lives . By partnering with leading scientists and clinicians, we translate complex science into practical treatments that improve patient well - being and strengthen confidence across both clinical and consumer markets . : HOTH Our Mission

Key Investment Highlights : HOTH Clinical Programs with Clear Regulatory Paths Robust Pipeline Across Oncology, Neurology, Dermatology and Inflammation Targeting Large Unmet Patient Needs and High - Value Markets Experienced Leadership with Proven Drug Development and Capital Markets Expertise

: HOTH Pipeline : Multiple Shots on Goal LAUNCH PHASE 3 PHASE 2 PHASE 1 IND - ENABLING PRECLINICAL PROOF OF CONCEPT DISEASE PRODUCT Mastocytosis and KIT - driven Cancers Skin Toxicity from Cancer Therapy HT - KIT HT - 001 Oncology Alzheimer’s HT - ALZ Neurology Atopic Dermatitis BioLexa Inflammation/ Derm Asthma Obesity and Metabolic Health HT - 004 HT - VA Respiratory Metabolic

: HOTH Lead Programs HT - 001 Topical Gel – Reduces skin toxicity from cancer therapies HT - KIT Injection – Targets rare mast cell diseases and KIT - driven cancers

HT - 001 : Value Proposition : HOTH Addresses a widespread unmet need – skin side effects in cancer therapy Reduces inflammation and lesions caused by targeted therapies Significantly improves comfort and quality of life for patients

HT - 001 Milestones : : HOTH Q3 2024 Positive Case Study Results Q1 2025 Favorable Interim Clinical Data Q3 2025 EU Trial Expansion Submission Q1 2026 Full PK Dataset

HT - 001 Phase 2a Study : HOTH 6 - Week Treatment Period 2 - Week Follow Up Open - label cohort: early reduction in skin lesions Randomized double - blind cohort: multiple doses vs. placebo Preliminary data from Open - label cohort show promising results:

HT - 001 Case Study Published Sept 2024 : HOTH • 59 year old metastatic breast cancer patient • Rapid improvement after one week of treatment • No new lesions for three weeks after stopping Began paclitaxel, trastuzumab, and pertuzumab two weeks prior to onset. Baseline 1 Month Baseline 1 Month Topical HT - 001 2% Gel • Patient only used HT - 001 for one week due to symptom and lesion resolution • No new lesions developed in the three weeks following discontinuation * https://pubmed.ncbi.nlm.nih.gov/39231088/

HT - KIT : Value Proposition : HOTH Targets a specific mutation in cells and some rare cancers Could provide the first marketed therapy for patients with limited options Market for systemic mastocytosis is underserved, with high unmet need

HT - KIT Milestones & Development Path : HOTH Q4 2023 Pre - IND Meeting completed Q1 2024 IND - Enabling Studies Initiated Q1 2026 Final Tox - studies and GMP manufacturing Initiated Q4 2026 IND Submission Target

Neurology Program : HT - ALZ : HOTH Targets pathways linked to brain inflammation and cognition Preclinical data show improved memory and reduced neuroinflammation Alzheimer’s market projected to grow significantly

Obesity Program : HT - VA : HOTH Supports key metabolic pathways to help regulate weight and metabolic health Targets obesity, metabolic syndrome and insulin resistance Preclinical studies underway through VA CRADA (2025 - 26)

Recent & Upcoming Milestones : HT - VA : HOTH Q1 2025 Obtained License Agreement from Veteran’s Affairs for HT - VA Q2 2025 Completed CRADA Development and Executed Q3 2025 Initiated Preclinical Studies under CRADA Q1 2026 Initial Results from Preclinical Studies

Nasdaq: HOTH

Preclinical Highlights: Scientific Figures

HT-KIT reduced tumor burden in humanized animal models.

Significant reduction in mast-cell infiltration in liver tissue.



HMC-1.2 cells
A
Vehicle
HT-KIT



B
Vehicle
HT-KIT
Tumor volume (mm³)
1000
500
0
0
5
10
15
Days
****
**
**
***
**
***



Vehicle
Vehicle
A
B
2 mm
2x obj (20x); H&E stain
2x obj (20x); KIT IHC
HT-KIT
HT-KIT
C
D
2 mm
2 mm
2x obj (20x); H&E stain
2x obj (20x); KIT IHC



E
Liver histopathology
Neoplastic infiltration in liver (%)
4
2
0
Vehicle
HT-KIT
F
Liver histopathology
Neoplastic foci size (mm²)
0.10
0.08
0.06
0.04
0.02
0.00
*
Vehicle
HT-KIT

Figures from Douglas B. Snider1, Greer K. Arthur1, Guido H. Falduto2, Ana Olivera2, Lauren C. Ehrhardt-Humbert1, Emmaline Smith1, Cierra Smith1, Dean D. Metcalfe2 and Glenn Cruse1 (1Department of Molecular Biomedical Sciences, CVM, NC State University 2Laboratory of Allergic Diseases, NIAID, NIH). Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. Poster presentation at ASCO June 2021.

HOTHTHERAPEUTICS

Why Hoth Therapeutics : HOTH Clinical Stage Programs with Regulatory Paths Diverse Pipeline Addressing High Value Patient Needs Strong Intellectual Property Portfolio and Exclusive Licenses Solid Financial Position Supporting Ongoing Development

Thank You. : HOTH : HOTH Contact Information Investor Relations: Hoth Therapeutics, Inc. investorrelations@hoththerapeutics.com